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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 31, 2000

                         PentaStar Communications, Inc.
             (Exact Name of registrant as specified in its charter)

          Delaware                  0-27709                      84-1502003
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)

      1522 Blake Street, Denver CO                                 80202
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code  (303) 825-4400

                                      None
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         (Former name or former address, if changed since last report.

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Item 5. Other Events

On March 31, 2000, PentaStar Communications completed the acquisition of Resource Communications, Inc. ("Resource"). Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Company's related press release dated March 31, 2000.

Item 7. Financial Statements and Exhibits

     Exhibit 99 Press release of the Company dated March 31, 2000.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2000                    PENTASTAR COMMUNICATIONS, INC.

                                       By:          /s/ David L. Dunham
                                           -------------------------------------
                                                      David L. Dunham
                                                  Chief Financial Officer

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                                 EXHIBIT INDEX


EXHIBIT
   NO.                           DESCRIPTION
-------                          -----------
  99           Press release of the Company dated March 31, 2000.